UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2021

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Whole Earth Brands, Inc. (the “Company”), currently intends to hold its first Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2021, solely by means of remote communication (i.e., a virtual-only stockholder meeting) in lieu of an in-person meeting as a result of the COVID-19 pandemic at a time and location determined and to be specified in the Company’s definitive proxy statement related to the Annual Meeting.

Under the rules of the U.S. Securities and Exchange Commission, the Company has set April 12, 2021 as the deadline for submitting a shareholder proposal for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the proposal must be received by the Secretary of the Company at the Company’s principal executive offices at 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606, no later than the close of business on such date, and comply with the procedures and requirements set forth in Rule 14a-8.

In accordance with the advance notice requirements contained in the Bylaws of the Company (the “Bylaws”), for director nominations or other business to be brought before the Annual Meeting by a stockholder, other than Rule 14a-8 proposals described above, written notice to the Secretary of the Company must be delivered to, or be mailed and received at, the principal executive offices of the Company no later than the close of business on April 12, 2021. These stockholder notices also must comply with the requirements of the Bylaws and will not be effective otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Earth Brands, Inc.

Dated: April 2, 2021	By:	/s/ Andrew Rusie
	Name:	Andrew Rusie
	Title:	Chief Financial Officer